SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported):  February 27, 2002



                        POMEROY COMPUTER RESOURCES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         0-20022              31-1227808
----------------------------            ------------        -------------------
(State or other jurisdiction            (Commission           (IRS Employer
   of incorporation)                    file number)        Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
                    ----------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859)586-0600
                                                           -------------


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Item 5.   Other  Events
          -------------

          On February 27, 2002 the Company signed a definitive purchase agreement to sell a majority of the net assets of its wholly owned subsidiary - Technology Integration Financial Services, (T.I.F.S.) to Information Leasing Corporation (ILC), the leasing division of the Provident Bank of Cincinnati, Ohio. A copy of the press release issued by the Company regarding the sale is filed herewith as Exhibit 99.7.


Item 7.   Exhibits
          --------

          99.7    Press Release dated February 28, 2002


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                POMEROY  COMPUTER  RESOURCES,  INC.
                                -----------------------------------



Date:  March 7, 2002              By:  /s/
                                  ----------------------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer


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